Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Condensed Income Statement
Interest income	$10,621	10,812	10,409	11,348	10,090
Interest expense	849	906	912	748	762
Net interest income	9,772	9,906	9,497	10,600	9,328
Provision for loan losses	90	380	240	677	69
Net interest income after provision	9,682	9,526	9,257	9,923	9,259
Non-interest income	2,642	2,600	2,386	2,831	2,306
Non-interest expense	8,292	8,229	8,088	8,426	7,649
Income before income taxes	4,032	3,897	3,555	4,328	3,916
Provision for income taxes	1,068	1,013	922	1,205	1,082
Net income	$2,964	2,884	2,633	3,123	2,834

Per Share Data
Dividends per share	$0.16	0.16	0.16	0.16	0.16
Basic earnings per share	$0.30	0.29	0.26	0.33	0.30
Diluted earnings per share	$0.30	0.29	0.26	0.32	0.30
Book value per share	$14.39	14.12	14.22	13.91	13.80
Tangible book value per share	$10.88	10.58	10.66	10.33	10.40
Average basic shares outstanding	9,916,114	9,905,612	9,898,233	9,694,732	9,312,636
Average diluted shares outstanding	9,998,516	10,014,908	10,005,788	9,804,728	9,410,774
Shares outstanding at period end	9,931,788	9,925,547	9,903,294	9,896,904	9,317,583

Selected Financial Ratios
Return on average assets	0.93%	0.89%	0.82%	1.03%	1.02%
Return on average equity	8.37%	8.07%	7.51%	9.21%	9.01%
Dividend payout ratio	53.33%	55.17%	61.54%	48.48%	53.33%
Net interest margin (tax equivalent)	3.49%	3.46%	3.37%	3.95%	3.83%
Efficiency ratio (tax equivalent)	64.74%	63.80%	65.97%	61.08%	63.90%

Selected Balance Sheet Items
Investment securities and stock	$393,976	406,981	391,430	378,651	329,429

Loans:
Commercial and industrial	$45,324	45,275	45,325	47,958	36,447
Commercial, secured by real estate	430,179	419,633	407,264	399,551	381,371
Residential real estate	271,812	273,139	274,054	273,249	255,926
Consumer	17,925	18,510	19,283	19,718	17,296
Agricultural	12,589	13,479	16,016	13,434	9,816
Other, including deposit overdrafts	643	665	676	638	678
Deferred net origination costs	242	237	215	188	151
Loans, gross	778,714	770,938	762,833	754,736	701,685
Less allowance for loan losses	3,150	3,129	2,958	2,879	2,837
Loans, net	$775,564	767,809	759,875	751,857	698,848

Total assets	$1,285,922	1,280,531	1,275,171	1,249,363	1,129,497
Total deposits	1,120,208	1,087,160	1,103,513	1,084,033	973,725
Short-term borrowings	11,668	37,387	14,931	12,731	13,454
Long-term debt	789	5,947	6,016	6,085	6,153
Total shareholders’ equity	142,933	140,108	140,851	137,698	128,576
Equity to assets ratio	11.12%	10.94%	11.05%	11.02%	11.38%
Loans to deposit ratio	69.52%	70.91%	69.13%	69.62%	72.06%

	Three Months Ended
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Selected Balance Sheet Items, continued
Tangible common equity (TCE)	$107,567	104,529	105,063	101,694	96,340
Tangible common assets (TCA)	1,250,556	1,244,952	1,239,383	1,213,359	1,097,261
TCE/TCA	8.60%	8.40%	8.48%	8.38%	8.78%

Selected Average Balance Sheet Items
Investment securities and stock	$389,648	406,423	385,353	360,750	313,279

Loans	$772,204	764,440	760,159	737,021	699,959
Less allowance for loan losses	3,130	2,929	2,885	2,865	2,870
Net loans	$769,074	761,511	757,274	734,156	697,089

Total assets	$1,278,014	1,285,114	1,267,171	1,220,938	1,125,326
Total deposits	1,104,330	1,107,214	1,099,730	1,057,818	969,658
Short-term borrowings	20,710	20,290	13,450	12,803	13,824
Long-term debt	1,256	5,970	6,040	6,108	6,598
Total shareholders’ equity	142,447	141,751	139,032	136,003	127,608

Asset Quality
Net charge-offs	$69	209	161	635	353
Other real estate owned	846	846	1,208	1,364	1,364
Non-accrual loans	3,328	1,723	2,254	1,961	3,972
Loans past due 90 days or more and still accruing	99	559	130	128	355
Total nonperforming loans	$3,427	2,282	2,384	2,089	4,327
Net charge-offs to average loans	0.04%	0.11%	0.08%	0.35%	0.20%
Allowance for loan losses to total loans	0.40%	0.41%	0.39%	0.38%	0.40%
Nonperforming loans to total loans	0.44%	0.30%	0.31%	0.28%	0.62%
Nonperforming assets to total assets	0.33%	0.24%	0.28%	0.28%	0.50%

Assets Under Management
LCNB Corp. total assets	$1,285,922	1,280,531	1,275,171	1,249,363	1,129,497
Trust and investments (fair value)	274,297	283,193	258,675	272,209	264,122
Mortgage loans serviced	107,992	111,837	113,610	117,204	116,534
Business cash management	6,773	7,271	6,809	6,628	5,839
Brokerage accounts (fair value)	157,713	148,956	142,151	144,186	141,439
Total assets managed	$1,832,697	1,831,788	1,796,416	1,789,590	1,657,431

Non-GAAP Financial Measures
Accreted income on acquired loans	$333	219	243	1,348	326
Amortization of acquired deposit premiums	$27	34	46	211	186

Net income	$2,964	2,884	2,633	3,123	2,834
Less (add) net gain (loss) on sales of securities, net of tax	245	108	0	146	73
Add merger-related expenses, net of tax	0	2	32	363	66
Core net income	$2,719	2,778	2,665	3,340	2,827
Basic core earnings per share	$0.27	0.28	0.27	0.34	0.30
Diluted core earnings per share	$0.27	0.28	0.27	0.34	0.30
Adjusted return on average assets	0.85%	0.86%	0.83%	1.10%	1.01%
Adjusted return on average equity	7.66%	7.77%	7.60%	9.85%	8.86%
Core efficiency ratio (tax equivalent)	66.67%	64.60%	65.57%	58.23%	63.91%

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	March 31, 2016 (Unaudited)	December 31, 2015
ASSETS:
Cash and due from banks	$13,060	14,155
Interest-bearing demand deposits	8,029	832
Total cash and cash equivalents	21,089	14,987
Investment securities:
Available-for-sale, at fair value	351,101	377,978
Held-to-maturity, at cost	36,505	22,633
Federal Reserve Bank stock, at cost	2,732	2,732
Federal Home Loan Bank stock, at cost	3,638	3,638
Loans, net	775,564	767,809
Premises and equipment, net	21,985	22,100
Goodwill	30,183	30,183
Core deposit and other intangibles	5,183	5,396
Bank owned life insurance	26,730	22,561
Other assets	11,212	10,514
TOTAL ASSETS	$1,285,922	1,280,531

LIABILITIES:
Deposits:
Noninterest-bearing	$249,439	250,306
Interest-bearing	870,769	836,854
Total deposits	1,120,208	1,087,160
Short-term borrowings	11,668	37,387
Long-term debt	789	5,947
Accrued interest and other liabilities	10,324	9,929
TOTAL LIABILITIES	1,142,989	1,140,423

COMMITMENTS AND CONTINGENT LIABILITIES

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 12,000,000 shares, issued 10,685,415 and 10,679,174 shares at March 31, 2016 and December 31, 2015, respectively	75,487	76,908
Retained earnings	76,005	74,629
Treasury shares at cost, 753,627 shares at March 31, 2016 and December 31, 2015	(11,665)	(11,665)
Accumulated other comprehensive income, net of taxes	3,106	236
TOTAL SHAREHOLDERS' EQUITY	142,933	140,108
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,285,922	1,280,531

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2016	2015
INTEREST INCOME:
Interest and fees on loans	$8,627	8,540
Interest on investment securities –
Taxable	1,189	856
Non-taxable	758	653
Other short-term investments	47	41
TOTAL INTEREST INCOME	10,621	10,090
INTEREST EXPENSE:
Interest on deposits	823	682
Interest on short-term borrowings	14	4
Interest on long-term debt	12	76
TOTAL INTEREST EXPENSE	849	762
NET INTEREST INCOME	9,772	9,328
PROVISION FOR LOAN LOSSES	90	69
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,682	9,259
NON-INTEREST INCOME:
Trust income	763	800
Service charges and fees on deposit accounts	1,193	1,107
Net gain (loss) on sales of securities	371	111
Bank owned life insurance income	169	159
Gains from sales of mortgage loans	41	35
Other operating income	105	94
TOTAL NON-INTEREST INCOME	2,642	2,306
NON-INTEREST EXPENSE:
Salaries and employee benefits	4,563	4,290
Equipment expenses	249	288
Occupancy expense, net	569	595
State franchise tax	281	252
Marketing	167	163
Amortization of intangibles	187	146
FDIC insurance premiums	165	151
Merger-related expenses	—	70
Other non-interest expense	2,111	1,694
TOTAL NON-INTEREST EXPENSE	8,292	7,649
INCOME BEFORE INCOME TAXES	4,032	3,916
PROVISION FOR INCOME TAXES	1,068	1,082
NET INCOME	$2,964	2,834

Dividends declared per common share	$0.16	0.16
Earnings per common share:
Basic	$0.30	0.30
Diluted	0.30	0.30
Weighted average common shares outstanding:
Basic	9,916,114	9,312,636
Diluted	9,998,516	9,410,774